UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 15, 2008

Commission file number ___________

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in its charter)

Delaware		33-0921251
(State or other jurisdiction		(I.R.S. Employer
of incorporation or organization)		Identification No.)

6190 Agronomy Road, Suite 405 Vancouver, British Columbia Canada, V6T 1Z3
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (604) 822-0301

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 15, 2008, Chemokine Therapeutics Corp. (the “Company”) appointed Walter Korz as its President and Chief Executive Officer; Donald Wong as Vice President, Drug Development; and Don Evans as Vice President, Corporate Communications.

Mr. Korz, 49, has been with the Company since March 2003 serving as Vice President of Drug Development.  His multi-disciplinary experience spans seventeen years in the biotechnology sector as well as an additional ten years in the healthcare sector.  He brings with him a broad drug development background, including experience in regulatory, clinical, business development and medical affairs.  His experience with therapeutic and diagnostic research drugs spans various indications including cancer, MS, rheumatoid arthritis, and psoriasis.  He has managed medical studies from the preclinical to the pivotal clinical stages.  Information regarding the compensation of our officers and Mr. Korz’ employment agreement is included under the caption “Executive Compensation” in our proxy statement relating to our 2008 Annual Meeting of Shareholders.

Mr. Korz is succeeding Bashir Jaffer, who held the position of Chief Executive Officer on an interim basis from December 2007, and Hassan Salari, who held the position of President from July 1998.  Mr. Jaffer will continue to serve the Company as Chief Financial Officer and Dr. Salari will continue to serve the Company as Chairman of the Board of Directors and Chief Scientific Officer.

Dr. Donald Wong, 45, has served as the Company’s Director of Preclinical Drug Development from May 2005 to April 2008.  From May 2003 through April 2005, Dr. Wong served as the Company’s Director of Research and prior to May 2003 he held positions of Scientist and then Senior Scientist in the Company’s Biology Department starting in March 2001.  Dr. Wong is an experienced researcher with 7 years of post doctoral and 5 years of doctoral experience in the fields of cytokines, growth factors, cardiovascular and neuropathological disorders.  He obtained his Ph.D. in Neuropathology at the University of British Columbia and carried out post-doctoral work at the laboratories of Dr. Steven Vincent and Dr. Bruce McManus.  Dr. Wong has written over 20 scientific publications, and over 10 patents.  He is responsible for conducting, and managing all the pre-clinical, drug development of Chemokine Therapeutics drugs.

Mr. Evans, 45, joined Chemokine in August 2006 as Director, Public Relations with over 20 years experience in business and finance.  He served as Vice President, Corporate Communications for Wex Pharmaceuticals Inc. from February  2004 through July 2006, where he developed a shareholder communications program and helped to create media coverage. Mr. Evans was also involved in raising capital for Wex Pharmaceuticals and listing the company on the TSX Exchange.  Prior to joining Wex in October 2002, Mr. Evans owned and operated a small business for two years.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release, dated April 16, 2008, issued by Chemokine Therapeutics Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMOKINE THERAPEUTICS CORP.
(Registrant)

Date: April 16, 2008	/s/ Bashir Jaffer
Secretary

Exhibit 99.1

CHEMOKINE THERAPEUTICS CORP.

6190 Agronomy Rd.

Suite 405

Vancouver, BC

V6T 1Z3

Tel: (604) 822-0301

Fax: (604) 822-0302

www.chemokine.net

NEWS RELEASE

TSX: CTI         OTCBB: CHKT

CHEMOKINE THERAPEUTICS ANNOUNCES NEW PRESIDENT AND

CHIEF EXECUTIVE OFFICER

Vancouver, BC (April 16, 2008) – Chemokine Therapeutics Corp. (“Chemokine Therapeutics” or the “Company”) (TSX:CTI, OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders, and vascular disease today announced the appointment of Walter Korz as its new President and Chief Executive Officer (CEO).  Mr. Korz succeeds Bashir Jaffer who held the position as Chief Executive Officer on an interim basis since December 2007.   Mr. Jaffer will continue to serve the Company as Chief Financial Officer.

“With approval from the FDA and Health Canada to conduct a Phase II study with our lead compound, CTCE-9908, I look forward to leading our management team efforts in raising capital and stimulating the growth of the Company as it continues through clinical development,” said Walter Korz, President and CEO of the Company.

Mr. Korz has been with the Company since March 2003 serving as Vice President of Drug Development.  His multi-disciplinary experience spans seventeen years in the biotechnology sector as well as an additional ten years in the healthcare sector.  He brings with him a broad drug development background, including experience in regulatory, clinical, business development and medical affairs.  His experience with therapeutic and diagnostic research drugs encompasses various indications including cancer, multiple sclerosis, rheumatoid arthritis, and psoriasis.   Prior to joining Chemokine, from 2000 to 2003 he held the position of Clinical Development Manager with Angiotech Pharmaceuticals overseeing their systemic therapeutics.  Mr. Korz's experience includes overseeing the development of diagnostic and therapeutic products with AltaRex Corp. in Edmonton and Boston.  His initial drug development, clinical and regulatory experiences were gained with Biomira Inc.

The Company would like to thank Bashir Jaffer for his many contributions over the past four months in the position of Interim CEO and looks forward to his continued service as a core member of the management team.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drug candidates in the field of chemokines.  Chemokines are a class of signaling proteins that play a critical role in the growth, differentiation, and maturation of cells necessary for fighting infection as well as tissue repair and regeneration.  Chemokines also have an important role in cancer metastasis and growth. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the Company’s ability to raise additional funding and the potential dilutive effects thereof, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

 For further information contact:

Chemokine Therapeutics Corp. Mr. Don Evans Vice President, Corporate Communications Phone: (604) 822-0305 or 1-888-822-0305 Fax: (604) 822-0302 E-mail: devans@chemokine.net Internet: www.chemokine.net